A copy of certain  financial  information  of  Engineered  Wire  Products,  Inc.
("EWP") is presented below. Such financial information is limited solely for purposes of internal reporting within Keystone Consolidated Industries, Inc. The financial information is unaudited and does not purport to show the financial statements of EWP in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed on this financial information. There can be no assurance that such financial information is complete.

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED SEPTEMBER 30, 2004

                               ($'s IN THOUSANDS)

                                         Year to Date
September                                 September
  2004                                      2004
---------                                ----------
 $6,351     SALES - OUTSIDE CUSTOMERS     $45,577
      0     SALES - INTERCOMPANY               0
--------                                   ------

  6,351      NET SALES                     45,577

  4,526     VARIABLE PRODUCTION COSTS      31,988
--------                                   ------

  1,825     VARIABLE CONTRIBUTION          13,589
--------                                   ------

    140     MANUFACTURING FIXED COSTS       1,225
     87     DEPRECIATION                      783
--------                                   ------

    227      TOTAL FIXED COSTS              2,008
--------                                   ------

  1,598       GROSS PROFIT                 11,581
--------                                   ------

    229     SELLING EXPENSE                 1,789
    209     ADMINISTRATIVE EXPENSE          1,768
--------                                   ------

    438      TOTAL SELLING & ADMIN.EXPENSE  3,557
--------                                   ------

  1,160       OPERATING PROFIT              8,024

      0     EARNINGS IN UNCONSOL.
             SUBSIDIARIES                       0
      0     INTEREST INCOME                     0
     37     INTEREST EXPENSE                  296
      7     OTHER INCOME (EXPENSE)             12
      0     GAIN ON SALE OF FIXED ASSETS        0
--------                                   ------

  1,130       INCOME BEFORE TAXES           7,740

    446     INCOME TAXES                    3,057
--------                                   ------

    684       INCOME FROM OPERATIONS        4,683
      0     ACCOUNTING CHANGE                   0
      0     MINORITY INTEREST                   0
--------                                   ------

   $684       NET INCOME                   $4,683
========                                   ======


                            ENGINEERED WIRE PRODUCTS
                                  BALANCE SHEET
                               September 30, 2004


CURRENT ASSETS:
  CASH                                       $201
  MARKETABLE SECURITIES                         0
  NOTES & ACCOUNT RECEIVABLE NET            9,926
  INTERCOMPANY ACCOUNTS RECEIVABLE              0

 INVENTORIES AT COST                       12,988
   LESS LIFO RESERVE                            0
                                          -------
 INVENTORIES AT LIFO                       12,988
                                          -------

  PREPAID EXPENSES                             35
  DEFERRED INCOME TAXES                         0
  OTHER CURRENT ASSETS                          0
                                          -------
   TOTAL CURRENT ASSETS                    23,150
                                          -------

 PROPERTY PLANT & EQUIPMENT AT COST        18,698
    LESS ACCUMULATED DEPRECIATION          12,215
                                          -------
      NET PLANT, PROPERTY & EQUIPMENT       6,483
                                          -------

 DEFERRED FINANCING EXPENSE                     0
 DEFERRED INCOME TAXES                          0
 PREPAID PENSION ASSET                          0
 RESTRICTED INVESTMENTS                         0
 GOODWILL                                       0
  OTHER LONG TERM ASSETS                        0
                                          -------

    TOTAL  ASSETS                         $29,633
                                          =======

LIABILITIES AND EQUITIES:
  REVOLVING LOAN FACILITY                  $5,052
  NOTES PAYABLE & CURRENT L.T. DEBT         1,389
  KCI LOAN ACCOUNT                             90
  INTERCOMPANY ACCOUNTS PAYABLE             1,971
  ACCOUNTS PAYABLE                            496
  ACCRUED OPEB                                  0
  ACCRUED PREFERRED STOCK DIVIDENDS             0
  ACCRUED LIABILITIES                       2,141
  ACCRUED PENSIONS                            164
  INCOME TAXES PAYABLE                      1,312
                                          -------
     TOTAL CURRENT LIABILITIES             12,615
                                          -------

  LONG TERM DEBT                            4,555
  ACCRUED OPEB                                  0
  LONG TERM PENSIONS                            0
  LONG TERM OTHER                               0
  DEFERRED FEDERAL INCOME TAX                   0
                                          -------
     TOTAL LONG TERM LIABILITIES            4,555
                                          -------

  MINORITY INTEREST                             0
                                          -------
  PREFERRED STOCK                               0
                                          -------

  SFAS #87 ADJUSTMENT                           0
  COMMON STOCK                                  0
  OTHER CAPITAL                                 0
  INVESTMENT EQUITY                             0
  RETAINED EARNINGS                        12,463
   LESS TREASURY STOCK                          0
                                          -------
     TOTAL EQUITY                          12,463
                                          -------

TOTAL LIABILITIES & EQUITY                $29,633
                                          =======


                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF CASH FLOWS
                     FOR THE PERIOD ENDED SEPTEMBER 30, 2004

                                 (IN THOUSANDS)


CASH FLOWS FROM OPERATING ACTIVITIES:
 NET INCOME                                $4,683

    PROVISION FOR DEPRECIATION                783
    (GAIN) LOSS ON SALE OF ASSETS               0
    PROVISION FOR BAD DEBT ALLOWANCE           42
    PROV. FOR INVENT. RESERVES
    (EXCLUDING LIFO)                            0
    PROVISION FOR LIFO RESERVE                  0
   CHANGE IN ASSETS AND LIABILITIES:
     (INCREASE) DECREASE ACCTS. REC.       (6,728)
     (INCREASE) DECREASE INVENTORY         (6,336)
     (INCREASE) DECREASE PREPAID EXPENSES   3,346
     (INCREASE) DECREASE OTHER ASSETS           0
     INCREASE (DECREASE) ACCTS PAY.            62
     INCREASE (DECREASE) ACCRUED PENSIONS     164
     INCREASE (DECREASE) DEFERRED TAXES         0
     INCREASE (DECREASE) OPEB LIABILITIES       0
     INCREASE (DECREASE) OTHER LIABILITIES  2,271
     (INCREASE) DECREASE INTERCO ACCT. REC      0
     INCREASE (DECREASE) INTERCO PAY.       1,971
                                          -------

 NET ADJUSTMENTS                           (4,425)
                                          -------

 NET CASH PROVIDED (USED) BY OPERATIONS       258
                                          -------

   CASH FLOW FROM INVESTING ACTIVITIES:
     PROCEEDS FROM SALE OF PP&E                 0
     CAPITAL EXPENDITURES                    (175)
     INTERCO PP&E TRANSFERS NET                 0
                                          -------

 NET CASH PROVIDED (USED) BY INVESTING
   ACTIVITIES                                (175)
                                          -------

 CASH FLOW FROM FINANCING ACTIVITIES:
    REVOLVING CREDIT FACILITY, NET          1,055
    REPAYMENTS OF OTHER DEBT                 (924)
    PROCEEDS OF OTHER DEBT                  6,798
    INCREASE (DECREASE) KCI LOAN           (7,082)
    PROCEEDS FROM ISSUANCE OF COMMON STOCK      0
    DIVIDENDS PAID                              0
                                          -------

 NET CASH PROVIDED (USED) BY FINANCING
   ACTIVITIES                                (153)
                                          -------


 NET INCREASE (DECREASE) IN CASH              (70)

 CASH AT BEGINNING OF PERIOD                  271
                                          -------


 CASH AT END OF PERIOD                       $201
                                          =======